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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 1, 2008


                         Marketing Worldwide Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                000-50586               68-0566295
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 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)          Identification No.)


                 2212 Grand Commerce Dr., Howell, Michigan 48855
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (517) 540-0045


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01 Other Events

Marketing Worldwide Corporation (the "Registrant") includes the slides from its presentation to interested persons at the Big Dog event in Las Vegas, Nevada on May 1, 2008.

Item 9.01 Financial Statements and Exhibits

         EXHIBIT(S) DESCRIPTION

         Exhibits                                                       Page No.
         --------                                                       --------

         (99)(1) Presentation Slides from May 1, 2008


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2008

                                      Marketing Worldwide Corporation



                                      /s/ James C. Marvin
                                      -------------------
                                      James C. Marvin, Chief Financial Officer



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                                            EXHIBIT INDEX
         Exhibits                                                       Page No.
         --------                                                       --------

         (99)(1) Presentation Slides from May 1, 2008